UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 22, 2016 (Date of earliest event reported)

MJ HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	333-167824 (Commission File Number)	20-8235905 (IRS Employer Identification No.)

4141 NE 2 Ave. #204-A Miami, FL 33137 (Address of principal executive offices and zip code)

(305) 455-1800 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

MJ Holdings, Inc. (OTCQ: MJNE) announced today an offer to exchange (“the Exchange Offer”) MJ Holdings, Inc. (“MJ”) common stock for shares in MJ Real Estate Partners, LLC, (“MJRE”) an LLC formed for the sole purpose of effecting the Exchange Offer.

Shareholders who participate in the Exchange Offer will receive one MJRE common unit for each share of MJ Holdings common stock accepted in the Exchange Offer. MJ Holdings shares tendered and accepted for exchange will reduce the outstanding shares of MJ Holdings. Subsequent to the successful completion of the Exchange Offer MJRE will serve as a holding company for the real estate assets and business previously owned by MJ Holdings.

The MJ Real Estate Partners separation is due to our inability to scale and expand our real estate business as previously planned and our intention to engage in business opportunities where we believe we have greater growth opportunities and to which capital will be more readily available.

In connection with the Exchange Offer, a prospectus dated November 22, 2016 (“the Prospectus”) was distributed to shareholders of record as of October 25, 2016. The Exchange Offer will expire at 12:00 midnight, New York City time, on January 9, 2017 unless extended or terminated by MJ Holdings. Holders of MJ Holdings common may obtain copies of the Prospectus, other related documents, and any other information that MJ Holdings files electronically with the SEC free of charge at the SEC’s website at http://www.sec.gov. Alternatively, Island Stock Transfer, the exchange agent for the Exchange Offer, will, upon request, arrange to send the Prospectus to holders of MJ Holdings common stock who call (727) 289-0010.

The Exchange Offer will be made solely by the Prospectus. The Prospectus contains important information about the Exchange Offer, MJ Holdings, MJ Real Estate Partners and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BEFORE MAKING ANY INVESTMENT DECISION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. None of MJ Holdings, MJ Real Estate Partners or any of their respective directors or officers makes any recommendation as to whether you should participate in the Exchange Offer.

Certain information contained in the offering Prospectus is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the MJ Real Estate Partner common units in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The MJ Real Estate Partner common units have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. MJ Holdings may not offer or sell the Common Units unless the offer or sale would qualify for a registration exemption under the Securities Act and applicable state securities laws.

MJ Holdings, is a voluntary filer and is not required to make filing as prescribed under Section 13(a) or 15(d) of the Exchange Act.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. Readers should not place undue reliance on forward-looking statements. Such statements are made as of the date hereof, and we undertake no obligation to update such statements after this date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.                  Description

99.1* Exchange Offer Prospectus and Instructions for Exchange dated November 22, 2016

99.2* Exchange Offer Instruction Forms

*Filed Herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

By:	/s/ Adam Laufer
Adam Laufer
Co-Chief Executive Officer

Dated: November 22, 2016